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PROXY                                                              EXHIBIT 99.3
                       PATRIOT AMERICAN HOSPITALITY, INC.
                          WYNDHAM INTERNATIONAL, INC.
              1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX 75207
    PROXY FOR SPECIAL MEETINGS OF STOCKHOLDERS TO BE HELD ON MARCH 30, 1998
  THIS PROXY IS SOLICITED BY EACH OF THE BOARD OF DIRECTORS OF PATRIOT AND THE
                  BOARD OF DIRECTORS OF WYNDHAM INTERNATIONAL

  The undersigned hereby constitutes and appoints Paul A. Nussbaum, James D. Carreker and William W. Evans III, and each of them, as Proxies of the undersigned, with full power of substitution in each, to represent the undersigned at the Patriot Special Meeting (as defined below) and the Wyndham International Special Meeting (as defined below) and to vote all shares of capital stock of Patriot American Hospitality, Inc. ("Patriot") and all shares of common stock of Wyndham International, Inc. ("Wyndham International") which the undersigned may be entitled to vote at the Special Meetings of Stockholders of Patriot and Wyndham International to be held at the Wyndham Anatole Hotel located at 2201 Stemmons Freeway, Dallas, Texas at 9:00 a.m. and 9:30 a.m. local time, respectively, on March 30, 1998, and at any adjournments or postponements thereof (the "Patriot Special Meeting" and the "Wyndham International Special Meeting," respectively).

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE PATRIOT SPECIAL MEETING AND THE WYNDHAM INTERNATIONAL SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RESPECTIVE BOARDS OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

     PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

                                                                SEE REVERSE SIDE

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[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

 EACH OF THE BOARDS OF DIRECTORS OF PATRIOT AND WYNDHAM INTERNATIONAL RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. To adopt the Agreement and Plan of Merger, dated as of December 2, 1997, by and among Interstate Hotels Company, Patriot and Wyndham International, and approve the transactions contemplated thereby.
  Patriot..............   [_] FOR    [_] AGAINST
  [_] ABSTAIN
  Wyndham International...............   [_] FOR
  [_] AGAINST    [_] ABSTAIN

2. To consider and act upon any other matters that may properly be brought before the Patriot Special Meeting or the Wyndham International Special Meeting and at any adjournments or postponements thereof.

                                                THE UNDERSIGNED HEREBY
                                              ACKNOWLEDGE(S) RECEIPT OF A COPY
                                              OF THE JOINT NOTICE OF THE
                                              PATRIOT SPECIAL MEETING AND THE
                                              WYNDHAM INTERNATIONAL SPECIAL
                                              MEETING AND THE JOINT PROXY
                                              STATEMENT/PROSPECTUS WITH
                                              RESPECT THERETO AND HEREBY
                                              REVOKE(S) ANY PROXY OR PROXIES
                                              HERETOFORE GIVEN. THIS PROXY MAY
                                              BE REVOKED AT ANY TIME BEFORE IT
                                              IS EXERCISED.

                                              DATED:
                                              ---------------------------------
                                              SIGNATURE
                                              ---------------------------------
                                              SIGNATURE

                                              NOTE: PLEASE SIGN EXACTLY AS
                                              NAME APPEARS HEREON. JOINT OWN-
                                              ERS SHOULD EACH SIGN. WHEN SIGN-
                                              ING AS ATTORNEY, EXECUTOR, AD-
                                              MINISTRATOR, TRUSTEE OR GUARD-
                                              IAN, PLEASE GIVE FULL TITLE AS
                                              SUCH.